Exhibit 10.4

FIRST AMENDMENT TO SECURITY AGREEMENT

THIS FIRST AMENDMENT TO SECURITY AGREEMENT (this "Amendment"), dated as of April 25, 2023, is made by and between Navidea Biopharmaceuticals, Inc., a Delaware corporation with an address of 4995 Bradenton Ave #240, Dublin, OH 43017 (“Debtor”) and John Kim Scott Jr., an individual (“Secured Party”).

WHEREAS, Debtor and the Secured Party are parties to that certain Security Agreement (as heretofore or hereafter amended, modified, supplemented or restated, collectively, the "Security Agreement") dated as of April 12, 2022 by and between Debtor and Secured Party;

WHEREAS, Debtor and the Secured Party have entered into that certain Secured Bridge Note (the “Bridge Note”) in the amount of $300,000 on April 25, 2023 and desire to amend the Security Agreement to reflect that the Bridge Note shall be added as a Secured Obligation thereunder; and

WEHREAS, Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Security Agreement.

NOW, THEREFORE, in consideration of the recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         The term “Secured Obligations” as defined in the Security Agreement shall include the payment and performance of Debtor’s obligations to pay the Bridge Note.

2.         Except as specifically provided herein, all terms and conditions of the Security Agreement remain in full force and effect, without waiver or modification. This Amendment and the Security Agreement shall be read together as one document.

5.         Debtor hereby remakes all representations and warranties contained in the Security Agreement and reaffirms all covenants set forth therein. Debtor further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Security Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

[Signature Pages Follow]

IN WITNESS WHEREOF, Debtor has executed and delivered to Secured Party this First Amendment to Security Agreement as of the date first above written.

NAVIDEA BIOPHARMACEUTICALS, INC. By: /s/ Joseph W. Meyer Name: Joseph W. Meyer Title: Director, Finance and Accounting	JOHN K. SCOTT JR. /s/ John K. Scott Jr.